UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

SUNESIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

On March 6, 2009, Sunesis Pharmaceuticals, Inc. (“Sunesis”) entered into an Intellectual Property Assignment and License Termination Agreement (the “Termination Agreement”) with SARcode Corporation (“SARcode”), providing for the sale by Sunesis of certain of its intellectual property and other assets related to Sunesis’ LFA-1 inhibitor program to SARcode for a total cash consideration of $2 million. Pursuant to the terms of the Termination Agreement, the parties have terminated an earlier license agreement relating to this program and Sunesis has agreed to forego future potential milestone payments and royalties under such earlier agreement. SARcode’s lead product candidate, SAR1118, is a small molecule LFA-1 being developed for T-cell mediated ophthalmic diseases. Under the original license agreement between the parties, Sunesis granted SARcode an exclusive, worldwide license to patents and know-how related to Sunesis’ LFA-1 inhibitor program, in exchange for license fees, convertible notes and milestone payments, as well as potential royalty payments.  Under this license agreement, Sunesis has received milestone payments in the form of cash or convertible notes for the selection of SAR1118 as a development candidate and for the initiation of a phase 1 trial of SAR1118.

In connection with the Termination Agreement, SARcode and Sunesis also amended and restated a series of secured convertible notes (collectively, the “Convertible Notes”) that were previously issued by SARcode to Sunesis under the earlier license agreement on January 3, 2007, May 4, 2007 and September 5, 2008, respectively.  These notes remain outstanding and have an aggregate principal value of $1 million.

The foregoing is only a brief description of the Termination Agreement and the Convertible Notes, does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, a copy of each of which is filed herewith as Exhibits 10.72 and 10.73 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

 (d)    Exhibits

Exhibit Number	Description
10.72(1)	Intellectual Property Assignment and License Termination Agreement by and between the Registrant and SARcode Corporation, dated March 6, 2009.

10.73	Form of Amended and Restated Convertible Secured Promissory Notes issued by SARcode Corporation to the Registrant, dated March 6, 2009.

(1) Exhibit  3.2 to the agreement hereunder is filed separately as Exhibit 10.73 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 10, 2009

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Valerie L. Pierce
Valerie L. Pierce
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.72(1)	Intellectual Property Assignment and License Termination Agreement by and between the Registrant and SARcode Corporation, dated March 6, 2009.

10.73	Form of Amended and Restated Convertible Secured Promissory Notes issued by SARcode Corporation to the Registrant, dated March 6, 2009.

(1) Exhibit  3.2 to the agreement hereunder is filed separately as Exhibit 10.73 to this Current Report on Form 8-K.